EXHIBIT 10.7

SECOND AMENDMENT TO SECURITIES PURCHASE AGREEMENT

This SECOND AMENDMENT TO SECURITIES PURCHASE AGREEMENT, dated as of February 13, 2025 (this “Second Amendment”), is an amendment to that certain Securities Purchase Agreement (the “Agreement”) dated as of May 5, 2024, as previously amended on May 8, 2024, between Plus Therapeutics, Inc., a Delaware corporation (the “Company”), and each purchaser identified on the signature pages thereto (each, including its successors and assigns, a “Purchaser” and collectively the “Purchasers”). Capitalized terms used herein but not otherwise defined will have the meanings ascribed to them in the Agreement.

WHEREAS, Section 5.5 of the Agreement provides that it can be amended, and the signatories to this Second Amendment constitute the required signatories pursuant to that Section;

WHEREAS, the Agreement includes limitations on and provisions relating to the ability of the Company to issue securities;

WHEREAS, the Company and the signatories to this Second Amendment believe that it is in the best interest of the Company for the Company to raise additional capital; and

WHEREAS, the Company and the signatories to this Second Amendment now desire to enter into this Second Amendment to amend the restrictions set forth in Section 4.14 and Section 4.15 of the Agreement.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Amendment, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and the signatories hereto agree as follows:

1.	Section 4.14 is hereby amended and restated and replaced with the word “Reserved”, except for definitions included therein that are employed elsewhere in the Agreement.

2.	Section 4.15 is hereby amended and restated and replaced with the word “Reserved”, except for definitions included therein that are employed elsewhere in the Agreement.

3.	Other than as set forth herein, the Agreement remains in full force and effect.

4.	The provisions of Sections 5.4, 5.5, 5.7, 5.8, 5.9, 5.11, 5.12, 5.18, 5.20 and 5.21 of the Agreement shall apply to this Amendment, mutatis mutandis, as if set forth herein.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PLUS THERAPEUTICS, INC.

By:	/s/ Andrew Sims
Name: Andrew Sims
Title: Chief Financial Officer

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.

SIGNATURE PAGES FOR PURCHASERS FOLLOW.]

[PURCHASER SIGNATURE PAGES TO SECOND AMENDMENT TO SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Second amendment to Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: AIGH Investment Partners, LP

Signature of Authorized Signatory of Purchaser:	/s/ Orin Hirschman
Name of Authorized Signatory: Orin Hirschman

Title of Authorized Signatory: Managing Member, AIGH Capital Management LLC

[PURCHASER SIGNATURE PAGES TO SECOND AMENDMENT TO SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Second amendment to Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: WVP Emerging Manager Onshore Fund, LLC – AIGH Series

Signature of Authorized Signatory of Purchaser:	/s/ Orin Hirschman
Name of Authorized Signatory: Orin Hirschman

Title of Authorized Signatory: Managing Member, AIGH Capital Management LLC

[PURCHASER SIGNATURE PAGES TO SECOND AMENDMENT TO SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Second amendment to Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: AIGH Investment Partners, LLC

Signature of Authorized Signatory of Purchaser:	/s/ Orin Hirschman

Name of Authorized Signatory: Orin Hirschman

Title of Authorized Signatory: Managing Member, AIGH Capital Management LLC

[PURCHASER SIGNATURE PAGES TO SECOND AMENDMENT TO SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Second amendment to Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: Iroquois Master Fund Ltd.

Signature of Authorized Signatory of Purchaser:	/s/ Kimberly Page

Name of Authorized Signatory: Kimberly Page

Title of Authorized Signatory: Managing Member of its Investment Manager, Iroquois Capital Management, LLC

[PURCHASER SIGNATURE PAGES TO SECOND AMENDMENT TO SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Second Amendment to Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: Iroquois Capital Investment Group LLC

Signature of Authorized Signatory of Purchaser:	/s/ Richard Abbe

Name of Authorized Signatory: Richard Abbe

Title of Authorized Signatory: Managing Member

[PURCHASER SIGNATURE PAGES TO SECOND AMENDMENT TO SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Second Amendment to Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: Aramas Capital Management LLC

Signature of Authorized Signatory of Purchaser:	/s/ Sam Ginzburg

Name of Authorized Signatory: Sam Ginzburg

Title of Authorized Signatory: Chief Executive Officer

[PURCHASER SIGNATURE PAGES TO SECOND AMENDMENT TO SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Second Amendment to Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: Pinz Capital Special Opportunities Fund lp

Signature of Authorized Signatory of Purchaser:	/s/ Matthew L. Pinz

Name of Authorized Signatory: Matthew L. Pinz

Title of Authorized Signatory: CIO

[PURCHASER SIGNATURE PAGES TO SECOND AMENDMENT TO SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Second Amendment to Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: Globis Capital Partners, LP

Signature of Authorized Signatory of Purchaser:	/s/ Paul Packer

Name of Authorized Signatory: Paul Packer

Title of Authorized Signatory: Managing Member

[PURCHASER SIGNATURE PAGES TO SECOND AMENDMENT TO SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Second Amendment to Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: The Hewlett Fund LP

Signature of Authorized Signatory of Purchaser:	/s/ Martin Chopp

Name of Authorized Signatory: Martin Chopp

Title of Authorized Signatory: General Partner

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